UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2026

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.

1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

1-1822	Spire Missouri Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

2-38960	Spire Alabama Inc. 605 Richard Arrington Blvd N Birmingham, AL 35203 205-326-8100	Alabama	63-0022000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC

6.375% Junior Subordinated Notes due 2086	SRJN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 13, 2026, Spire Inc. (“Spire”), Spire Missouri Inc. (“Spire Missouri”), Spire Alabama Inc. (“Spire Alabama”) and Spire Tennessee Inc. (“Spire Tennessee” and, together with Spire, Spire Missouri and Spire Alabama, each, a “Borrower” and, collectively, the “Borrowers”) entered into an Extension and Second Amendment to Second Amended and Restated Loan Agreement (the “Second Amendment”) with Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto as Banks. The Second Amendment amends the Second Amended and Restated Loan Agreement, dated as of October 11, 2024, among the Borrowers, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto, as previously amended (the “Credit Agreement”). The Second Amendment extends the Final Maturity Date under the Credit Agreement by one year, from October 11, 2030 to October 11, 2031. Except for the foregoing amendment, the material terms of the Credit Agreement remain unchanged.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

10.1

Extension and Second Amendment to Second Amended and Restated Loan Agreement, dated October 13, 2026, among Spire Inc., Spire Missouri Inc., Spire Alabama Inc., Spire Tennessee Inc., Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto as Banks.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.
Date:	October 13, 2026	By:	/s/ Adam W. Woodard
Adam W. Woodard Executive Vice President, Chief Financial Officer

Spire Missouri Inc.
Date:	October 13, 2026	By:	/s/ Melinda S. Rush
Melinda S. Rush Chief Financial Officer and Assistant Treasurer

Spire Alabama Inc.
Date:	October 13, 2026	By:	/s/ Brittany B. Mathis
Chief Financial Officer, Controller and Assistant Treasurer